                                                                  Exhibit (e)(4)

SERVICE REQUEST

             PLATINUM
      Investor(R) III
AMERICAN GENERAL LIFE

PLATINUM INVESTOR(R) III - FIXED OPTION                           MFS(R) Variable Insurance Trust
   . Division 301 - AGL Declared Fixed Interest Account            . Division 284 - MFS(R) VIT Core Equity
PLATINUM INVESTOR(R) III - VARIABLE DIVISIONS                      . Division 282 - MFS(R) VIT Growth
The Alger Portfolios                                               . Division 285 - MFS(R) VIT New Discovery
   . Division 314 - Alger Capital Appreciation                     . Division 283 - MFS(R) VIT Research
   . Division 313 - Alger Mid Cap Growth                        Neuberger Berman Advisers Management Trust
American Century(R) Variable Portfolios, Inc.                      . Division 286 - AMT Mid Cap Growth
   . Division 262 - VP Value                                    Oppenheimer Variable Account Funds
Dreyfus Investment Portfolios                                      . Division 310 - Oppenheimer Capital Income
   . Division 273 - MidCap Stock                                   . Division 311 - Oppenheimer Global
Dreyfus Variable Investment Fund                                PIMCO Variable Insurance Trust
   . Division 272 - Opportunistic Small Cap                        . Division 429 - PIMCO
   . Division 271 - Quality Bond                                                    CommodityRealReturn Strategy
Fidelity Variable Insurance Products                               . Division 288 - PIMCO Real Return
   . Division 277 - VIP Asset Manager                              . Division 287 - PIMCO Short-Term
   . Division 276 - VIP Contrafund(R)                              . Division 289 - PIMCO Total Return
   . Division 274 - VIP Equity-Income                           Pioneer Variable Contracts Trust
   . Division 425 - VIP Freedom 2020                               . Division 422 - Pioneer Fund VCT
   . Division 426 - VIP Freedom 2025                               . Division 428 - Pioneer Mid Cap Value VCT
   . Division 427 - VIP Freedom 2030                               . Division 423 - Pioneer Select Mid Cap Growth VCT
   . Division 275 - VIP Growth                                  Putnam Variable Trust
   . Division 308 - VIP Mid Cap                                    . Division 290 - Putnam VT Diversified Income
Franklin Templeton Variable Insurance Products Trust               . Division 291 - Putnam VT Growth and Income
   . Division 309 - Franklin Small Cap Value VIP                   . Division 292 - Putnam VT International Value
   . Division 302 - Franklin U.S. Government Securities VIP     SunAmerica Series Trust
   . Division 303 - Franklin Mutual Shares VIP                     . Division 307 - ST Aggressive Growth
   . Division 304 - Templeton Foreign VIP                          . Division 306 - ST Balanced
Goldman Sachs Variable Insurance Trust                          The Universal Institutional Funds, Inc.
   . Division 421 - Goldman Sachs Strategic Growth                 . Division 295 - Growth
Invesco Variable Insurance Funds                                VALIC Company I
   . Division 424 - Invesco V.I. Core Equity                       . Division 263 - International Equities Index
   . Division 305 - Invesco V.I. Growth and Income                 . Division 264 - Mid Cap Index
   . Division 410 - Invesco V.I. High Yield                        . Division 265 - Money Market I
   . Division 260 - Invesco V.I. International Growth              . Division 266 - Nasdaq-100(R) Index
Janus Aspen Series                                                 . Division 269 - Science & Technology
   . Division 280 - Enterprise                                     . Division 268 - Small Cap Index
   . Division 279 - Global Research                                . Division 267 - Stock Index
   . Division 278 - Overseas                                    Vanguard Variable Insurance Fund
JPMorgan Insurance Trust                                           . Division 297 - VIF High Yield Bond
   . Division 927 - JPMorgan Mid Cap Value                         . Division 298 - VIF REIT Index
   . Division 281 - JPMorgan Small Cap Core

AGLC0223 Rev1204                                                                                              Rev0614

[LOGO OF AIG]                                                                                                VARIABLE UNIVERSAL LIFE
                                                                                                           INSURANCE SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                               P.O. Box 9318 . Amarillo TX 79105-9318
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653


[ ] POLICY         1. POLICY #: ___________________________ Insured: ______________________________________________________
    IDENTIFICATION
COMPLETE THIS         Address: ________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.         Primary Owner (If other than an insured): ______________________________________________

                      Address: ________________________________________________________________________ New Address (yes) (no)

                      Primary Owner's S.S. No. or Tax I.D. No.__________________  Phone Number: (         ) __________ - ___________

                      Joint Owner (If applicable): __________________________________________________________

                      Address: ________________________________________________________________________ New Address (yes) (no)

------------------------------------------------------------------------------------------------------------------------------------

[ ] NAME CHANGE    2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name   Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,       ____________________________________________________     _____________________________________________________
Payor or Beneficiary
has changed. (Please  Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

------------------------------------------------------------------------------------------------------------------------------------

[ ]   CHANGE IN     3.  INVESTMENT DIVISION                  PREM %  DED %   INVESTMENT DIVISION                  PREM %  DED %
      ALLOCATION        (301) AGL Declared Fixed                             MFS(R) Variable Insurance Trust
      PERCENTAGES             Interest Account               ______  ______  (284) MFS(R) VIT Core Equity*        ______  ______
                        The Alger Portfolios                                 (282) MFS(R) VIT Growth*             ______  ______
Use this section to     (314) Alger Capital Appreciation     ______  ______  (285) MFS(R) VIT New Discovery       ______  ______
indicate how            (313) Alger Mid Cap Growth           ______  ______  (283) MFS(R) VIT Research            ______  ______
premiums or monthly     American Century(R) Variable                         Neuberger Berman Advisers
deductions are to be    Portfolios, Inc.                                     Management Trust
allocated. Total        (262) VP Value                       ______  ______  (286) AMT Mid Cap Growth             ______  ______
allocation in each      Dreyfus Investment Portfolios                        Oppenheimer Variable Account Funds
column must equal       (273) MidCap Stock*                  ______  ______  (310) Oppenheimer Capital Income     ______  ______
100%; whole numbers     Dreyfus Variable Investment Fund                     (311) Oppenheimer Global             ______  ______
only.                   (272) Opportunistic Small Cap*       ______  ______  PIMCO Variable Insurance Trust
                        (271) Quality Bond*                  ______  ______  (429) PIMCO                          ______  ______
* These investment      Fidelity Variable Insurance                                CommodityRealReturn Strategy
options are             Products                                             (288) PIMCO Real Return              ______  ______
available only for      (277) VIP Asset Manager              ______  ______  (287) PIMCO Short-Term               ______  ______
owners whose            (276) VIP Contrafund(R)              ______  ______  (289) PIMCO Total Return             ______  ______
policies were           (274) VIP Equity-Income              ______  ______  Pioneer Variable Contracts Trust
effective before        (425) VIP Freedom 2020               ______  ______  (422) Pioneer Fund VCT**             ______  ______
5/1/06.                 (426) VIP Freedom 2025               ______  ______  (428) Pioneer Mid Cap Value VCT      ______  ______
                        (427) VIP Freedom 2030               ______  ______  (423) Pioneer Select Mid Cap
** These investment     (275) VIP Growth                     ______  ______        Growth VCT**                   ______  ______
options are             (308) VIP Mid Cap                    ______  ______  Putnam Variable Trust
available only for      Franklin Templeton Variable                          (290) Putnam VT Diversified Income   ______  ______
owners who had          Insurance Products Trust                             (291) Putnam VT Growth and Income*   ______  ______
Accumulation Value      (309) Franklin Small Cap Value VIP   ______  ______  (292) Putnam VT International Value  ______  ______
invested in such        (302) Franklin U.S. Government       ______  ______  SunAmerica Series Trust
fund or portfolio on          Securities VIP                                 (307) ST Aggressive Growth           ______  ______
12/10/04.               (303) Franklin Mutual Shares VIP     ______  ______  (306) ST Balanced                    ______  ______
                        (304) Templeton Foreign VIP          ______  ______  The Universal Institutional Funds,
*** These investment    Goldman Sachs Variable Insurance                     Inc.
options are not         Trust                                                (295) Growth*                        ______  ______
available for any       (421) Goldman Sachs                  NA      ______  VALIC Company I
purpose except to             Strategic Growth***                            (263) International Equities Index   ______  ______
transfer                Invesco Variable Insurance Funds                     (264) Mid Cap Index                  ______  ______
Accumulation Value      (424) Invesco V.I. Core Equity*      ______  ______  (265) Money Market I                 ______  ______
to other investment     (305) Invesco V.I. Growth and                        (266) Nasdaq-100(R) Index            ______  ______
options.                      Income                         ______  ______  (269) Science & Technology           ______  ______
                        (410) Invesco V.I. High Yield*       ______  ______  (268) Small Cap Index                ______  ______
                        (260) Invesco V.I. International                     (267) Stock Index                    ______  ______
                              Growth                         ______  ______  Vanguard Variable Insurance Fund
                        Janus Aspen Series                                   (297) VIF High Yield Bond            ______  ______
                        (280) Enterprise                     ______  ______  (298) VIF REIT Index                 ______  ______
                        (279) Global Research*               ______  ______  Other: ____________________________  ______  ______
                        (278) Overseas                       ______  ______                                        100%      100%
                        JPMorgan Insurance Trust
                        (927) JPMorgan Mid Cap Value***      NA      ______
                        (281) JPMorgan Small Cap Core        ______  ______

AGLC0223 Rev1204                                                Page 2 of 5                                                  Rev0614

[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

------------------------------------------------------------------------------------------------------------------------------------

[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy.   be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
If a full duplicate AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

------------------------------------------------------------------------------------------------------------------------------------

[ ]  DOLLAR COST 6.     Day of the month for transfers____________ (Choose a day of the month between 1-28)
     AVERAGING (DCA)    Frequency of transfers:______ Monthly ______ Quarterly ______ Semi-Annually ______ Annually
     ($5,000 MINIMUM    DCA to be made from the following investment option:__________________________________
     BEGINNING          Transfer: $________________________($100 minimum, whole dollars only)
     ACCUMULATION
     VALUE)

An amount can be        The Alger Portfolios                                   MFS(R) Variable Insurance Trust
systematically          (314) Alger Capital Appreciation             $________ (284) MFS(R) VIT Core Equity*              $________
transferred from any    (313) Alger Mid Cap Growth                   $________ (282) MFS(R) VIT Growth*                   $________
one investment          American Century(R) Variable Portfolios, Inc.            (285) MFS(R) VIT New Discovery           $________
option and directed     (262) VP Value                               $________ (283) MFS(R) VIT Research                  $________
to one or more of       Dreyfus Investment Portfolios                          Neuberger Berman Advisers
the investment          (273) MidCap Stock*                          $________ Management Trust
options below. The      Dreyfus Variable Investment Fund                       (286) AMT Mid Cap Growth                   $________
AGL Declared Fixed      (272) Opportunistic Small Cap*               $________ Oppenheimer Variable Account Funds
Interest Account is     (271) Quality Bond*                          $________ (310) Oppenheimer Capital Income           $________
not available for       Fidelity Variable Insurance Products                   (311) Oppenheimer Global                   $________
DCA. Please refer to    (277) VIP Asset Manager                      $________ PIMCO Variable Insurance Trust
the prospectus for      (276) VIP Contrafund(R)                      $________ (429) PIMCO
more information on     (274) VIP Equity-Income                      $________       CommodityRealReturn Strategy         $________
the DCA option.         (425) VIP Freedom 2020                       $________ (288) PIMCO Real Return                    $________
NOTE: DCA is not        (426) VIP Freedom 2025                       $________ (287) PIMCO Short-Term                     $________
available if the        (427) VIP Freedom 2030                       $________ (289) PIMCO Total Return                   $________
Automatic               (275) VIP Growth                             $________ Pioneer Variable Contracts Trust
Rebalancing option      (308) VIP Mid Cap                            $________ (422) Pioneer Fund VCT**                   $________
has been chosen.        Franklin Templeton Variable Insurance                  (428) Pioneer Mid Cap Value VCT            $________
                        Products Trust                                         (423) Pioneer Select Mid Cap Growth VCT**  $________
* These investment      (309) Franklin Small Cap Value VIP           $________ Putnam Variable Trust
options are             (302) Franklin U.S. Government                         (290) Putnam VT Diversified Income         $________
available only for      Securities VIP                               $________ (291) Putnam VT Growth and Income*         $________
owners whose            (303) Franklin Mutual Shares VIP             $________ (292) Putnam VT International Value        $________
policies were           (304) Templeton Foreign VIP                  $________ SunAmerica Series Trust
effective before        Invesco Variable Insurance Funds                       (307) ST Aggressive Growth                 $________
5/1/06.                 (424) Invesco V.I. Core Equity*              $________ (306) ST Balanced                          $________
                        (305) Invesco V.I. Growth and Income         $________ The Universal Institutional Funds, Inc.
** These investment     (410) Invesco V.I. High Yield*               $________ (295) Growth*                              $________
options are             (260) Invesco V.I. International Growth      $________ VALIC Company I
available only for      Janus Aspen Series                                     (263) International Equities Index         $________
owners who had          (280) Enterprise                             $________ (264) Mid Cap Index                        $________
Accumulation Value      (279) Global Research*                       $________ (265) Money Market I                       $________
invested in such        (278) Overseas                               $________ (266) Nasdaq-100(R) Index                  $________
fund or portfolio on    JPMorgan Insurance Trust                               (269) Science & Technology                 $________
12/10/04.               (281) JPMorgan Small Cap Core                $________ (268) Small Cap Index                      $________
                                                                               (267) Stock Index                          $________
                        ______ INITIAL HERE TO REVOKE DCA ELECTION.            Vanguard Variable Insurance Fund
                                                                               (297) VIF High Yield Bond                  $________
                                                                               (298) VIF REIT Index                       $________
                                                                               Other:                                     $________

AGLC0223 Rev1204                                                Page 3 of 5                                                  Rev0614

[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually
    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.

See investment option
restrictions in
Box 3 above.

------------------------------------------------------------------------------------------------------------------------------------

[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions,
    FOR TRANSACTIONS if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to
Complete this        change allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or
e-service            ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
privileges.                 authorized to service my policy.

                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.

                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

------------------------------------------------------------------------------------------------------------------------------------

[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

------------------------------------------------------------------------------------------------------------------------------------

[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.

See investment option
restrictions in Box 3
above.

AGLC0223 Rev1204                                                Page 4 of 5                                                  Rev0614

[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

------------------------------------------------------------------------------------------------------------------------------------

[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

------------------------------------------------------------------------------------------------------------------------------------

[ ] ELECTRONIC   13. American General Life Insurance Company ("AGL") is capable of providing contract and investment option
    DELIVERY         prospectuses, supplements, statements of additional information, and reports via e-mail.  In order to deliver
    CONSENT          these documents via e-mail, we must obtain your consent to this type of delivery format.

                     This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the
Complete this        following communications via e-mail:
section for
electronic delivery       . Contract prospectuses and supplements
of documents.
                          . Investment option prospectuses and supplements

                          . Statements of additional information

                          . Annual and semi-annual investment option reports

                     This consent to delivery by e-mail has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, P.O. Box 9318, Amarillo, TX 79105-9318, Attn:
                     Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

                     In order to participate in this delivery method, you must have access to the following:

                          . Browser software, such as Microsoft Internet Explorer, or equivalent

                          . Communication access to the Internet

                     Should you wish to print materials that have been delivered via e-mail, you must also have access to a printer.
                     Materials will be published using Portable Document Format (PDF).  In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from
                     http://www.adobe.com/products/acrobat/readstep2.html.

                     We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies.  You must notify us every time you change your e-mail address.

                     Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above.  Your e-mail address will not be sold or distributed to third parties.

                     By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

                     I consent to receive electronic delivery of the documents specified above.
                     _______________________    ___________________________________________________________________________________
                        Initials of Owner           Please provide your e-mail address

------------------------------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
[ ] AFFIRMATION/ 14. CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
    SIGNATURE        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
Complete this        OF THE INTERNAL REVENUE CODE.
section for ALL
requests.            THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                     CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                     ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF JOINT OWNER                               SIGNATURE OF WITNESS

                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                      SIGNATURE OF ASSIGNEE                                  SIGNATURE OF WITNESS

AGLC0223 Rev1204                                                Page 5 of 5                                                  Rev0614